SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Bristol-Myers Squibb Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Important Notice of Internet Availability of Proxy Materials for the 2008 Annual Meeting of Stockholders to be held on May 6, 2008.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

•	2008 Notice and Proxy Statement

•	2007 Annual Report

To view the proxy materials, go to www.proxyvote.com. You will need your 12 digit control number(s) located on the following page to access these materials.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. To facilitate timely delivery, we suggest you make the request on or before April 22, 2008. There will be no charge to you for requesting a copy. You may request materials in the following manner:

•	Via Internet at www.proxyvote.com

•	Via Telephone at (800) 579-1639

•	Via E-mail at sendmaterial@proxyvote.com - please send a blank e-mail with the 12-digit control number(s) located on the following page in the subject line.

Please note that requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

BRISTOL-MYERS SQUIBB COMPANY
Vote In Person
All stockholders of record and stockholders in street name who have obtained a legal proxy may vote in person at the meeting. If you plan on attending the meeting in person, please bring this Notice, which will serve as your admission ticket.

Vote By Internet
P.O. BOX 4000 PRINCETON, NJ 08540	To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time either on (i) May 1, 2008 for shares in employee benefit plans or (ii) May 5, 2008 for all other shares. Have this Notice in hand when you access the website and follow the instructions.

Record Date

The Board of Directors has set March 10, 2008 as the record date for the 2008 Annual Meeting of Stockholders.

Meeting Date and Location

The 2008 Annual Meeting of Stockholders will be held on May 6, 2008 at 10:00 a.m. Eastern Time at:

Devens Common Center

31 Andrews Parkway

Devens, MA 01434

For Directions to the Devens Common Center, please call the hotel directly at (978) 772-3030 or access the hotel’s website at www.springhillsuites.com/bossd.

This Notice serves as your admission ticket to the meeting. This ticket admits only the stockholder(s) listed in this Notice and is not transferable. Please bring photo identification if you plan to attend the meeting in person.

Voting items

THE FOLLOWING ITEMS WILL BE VOTED UPON AT THE MEETING:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH DIRECTOR UNDER ITEM 1.			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEM 2.

1.	Election of Directors		2.	Ratification of Independent Registered Public Accounting Firm

	Nominees:		THE BOARD OF DIRECTORS RECOMMENDS A VOTE “AGAINST” ITEM 3.

	1A)	L. B. Campbell
			3.	Executive Compensation Disclosure
	1B)	J. M. Cornelius
	1C)	L. J. Freeh	PLEASE NOTE THIS IS NOT A PROXY CARD. To vote your shares, you must follow the instructions contained in this Notice.

	1D)	L. H. Glimcher, M.D.

	1E)	M. Grobstein

	1F)	L. Johansson

	1G)	A. J. Lacy

	1H)	V. L. Sato, Ph.D.

	1I)	T. D. West, Jr.

	1J)	R. S. Williams, M.D.